                                                                    Exhibit 24.1


                              POWER OF ATTORNEY

            Each of the officers and/or directors of ON SEMICONDUCTOR CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of the Company and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              President, Chief Executive          April 30, 2003
 /s/ KEITH D. JACKSON         Officer and Director
---------------------------   (Principal Executive Officer)
Keith D. Jackson              of the registrant

                              Senior Vice President, Chief        April 30, 2003
 /s/ DONALD COLVIN            Financial Officer and
---------------------------   Treasurer (Principal Financial
Donald Colvin                 Officer and Principal
                              Accounting Officer) of the
                              registrant

                              Chairman of the Board of            April 30, 2003
 /s/ J. DANIEL MCCRAINE       Directors of the registrant
---------------------------
J. Daniel McCranie

         SIGNATURE                      TITLES                       DATE
         ---------                      ------                       ----
/s/ DAVID BONDERMAN             Director of the registrant       April 30, 2003
---------------------------
David Bonderman

/s/ RICHARD W. BOYCE            Director of the registrant       April 30, 2003
---------------------------
Richard W. Boyce

/s/ JUSTIN T. CHANG             Director of the registrant       April 30, 2003
---------------------------
Justin T. Chang

/s/ CURTIS J. CRAWFORD          Director of the registrant       April 30, 2003
---------------------------
Curtis J. Crawford

/s/ WILLIAM A. FRANKE           Director of the registrant       April 30, 2003
---------------------------
William A. Franke

/s/ JEROME N. GREGOIRE          Director of the registrant       April 30, 2003
---------------------------
Jerome N. Gregoire

/s/ EMMANUEL T. HERNANDEZ       Director of the registrant       April 30, 2003
---------------------------
Emmanuel T. Hernandez

/s/ JOHN W. MARREN              Director of the registrant       April 30, 2003
---------------------------
John W. Marren

                                POWER OF ATTORNEY

            Each of the officers and/or directors of ON Semiconductor Corporation ("ON Semiconductor"), sole member of SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of the Company and its parent, ON Semiconductor in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                       TITLE(S)                      DATE

                              President and Chief Executive      April 30, 2003
/s/ KEITH D. JACKSON          Officer (Principal Executive
---------------------------   Officer) of the registrant and
Keith D. Jackson              Director of ON Semiconductor
                              Corporation (the sole member
                              of the registrant)*


                              Senior Vice President, Chief       April 30, 2003
/s/ DONALD COLVIN             Financial Officer and
---------------------------   Treasurer (Principal Financial
Donald Colvin                 Officer and Principal
                              Accounting Officer) of the
                              registrant


                              Chairman of the Board of           April 30, 2003
/s/ J. DANIEL MCCRANIE        Directors of ON Semiconductor
---------------------------   Corporation (the sole member
J. Daniel McCranie            of the registrant)*

         SIGNATURE                       TITLE(S)                      DATE

                              Director of ON Semiconductor       April 30, 2003
/s/ DAVID BONDERMAN           Corporation (the sole member
---------------------------   of the registrant)*
David Bonderman

                              Director of ON Semiconductor       April 30, 2003
/s/ RICHARD W. BOYCE          Corporation (the sole member
---------------------------   of the registrant)*
Richard W. Boyce
                              Director of ON Semiconductor       April 30, 2003
/s/ JUSTIN T. CHANG           Corporation (the sole member
---------------------------   of the registrant)*
Justin T. Chang
                              Director of ON Semiconductor       April 30, 2003
/s/ CURTIS J. CRAWFORD        Corporation (the sole member
---------------------------   of the registrant)*
Curtis J. Crawford
                              Director of ON Semiconductor       April 30, 2003
/s/ WILLIAM A. FRANKE         Corporation (the sole member
---------------------------   of the registrant)*
William A. Franke
                              Director of ON Semiconductor       April 30, 2003
/s/ JEROME N. GREGOIRE        Corporation (the sole member
---------------------------   of the registrant)*
Jerome N. Gregoire

         SIGNATURE                       TITLE(S)                      DATE
         ---------                       --------                      ----
                              Director of ON Semiconductor       April 30, 2003
/s/ EMMANUEL T. HERNANDEZ     Corporation (the sole member
---------------------------   of the registrant)*
Emmanuel T. Hernandez
                              Director of ON Semiconductor       April 30, 2003
/s/ JOHN W. MARREN            Corporation (the sole member
---------------------------   of the registrant)*
John W. Marren

* As a Delaware limited liability company, the registrant does not have any directors.

                              POWER OF ATTORNEY

            Each of the officers and/or directors of ON Semiconductor Corporation ("ON Semiconductor"), sole member of Semiconductor Components Industries, LLC ("SCI LLC"), the sole member of SCG INTERNATIONAL DEVELOPMENT, LLC (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor and its wholly-owned subsidiary, SCI LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              President (Principal Executive     April 30, 2003
/S/ KEITH D. JACKSON          Officer) of the registrant and
---------------------------   Director of ON Semiconductor
Keith D. Jackson              Corporation (the sole member
                              of Semiconductor Components
                              Industries, LLC, the sole
                              member of the registrant)**

                              Senior Vice President, Chief       April 30, 2003
/S/ DONALD COLVIN             Financial Officer and
---------------------------   Treasurer (Principal Financial
Donald Colvin                 Officer and Principal
                              Accounting Officer) of the
                              registrant


                              Chairman of the Board of           April 30, 2003
/S/ J. DANIEL MCCRAINE        Directors of ON Semiconductor
---------------------------   Corporation (the sole member
J. Daniel McCranie            of Semiconductor Components
                              Industries, LLC, the sole
                              member of the registrant)**

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              Director of ON Semiconductor       April 30, 2003
/s/ DAVID BONDERMAN           Corporation (the sole member
---------------------------   of Semiconductor Components
David Bonderman               Industries, LLC, the sole
                              member of the registrant)**

                              Director of ON Semiconductor       April 30, 2003
/s/ RICHARD W. BOYCE          Corporation (the sole member
---------------------------   of Semiconductor Components
Richard W. Boyce              Industries, LLC, the sole
                              member of the registrant)**

                              Director of ON Semiconductor       April 30, 2003
/s/ JUSTIN T. CHANG           Corporation (the sole member
---------------------------   of Semiconductor Components
Justin T. Chang               Industries, LLC, the sole
                              member of the registrant)**

                              Director of ON Semiconductor       April 30, 2003
/s/ CURTIS J. CRAWFORD        Corporation (the sole member
---------------------------   of Semiconductor Components
Curtis J. Crawford            Industries, LLC, the sole
                              member of the registrant)**

                              Director of ON Semiconductor       April 30, 2003
/s/ WILLIAM A. FRANKE         Corporation (the sole member
---------------------------   of Semiconductor Components
William A. Franke             Industries, LLC, the sole
                              member of the registrant)**

                              Director of ON Semiconductor       April 30, 2003
/s/ JEROME N. GREGOIRE        Corporation (the sole member
---------------------------   of Semiconductor Components
Jerome N. Gregoire            Industries, LLC, the sole
                              member of the registrant)**

                              Director of ON Semiconductor       April 30, 2003
/s/ EMMANUEL T. HENANDEZ      Corporation (the sole member
---------------------------   of Semiconductor Components
Emmanuel T. Hernandez         Industries, LLC, the sole
                              member of the registrant)**

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              Director of ON Semiconductor       April 30, 2003
/s/ JOHN W. MARREN            Corporation (the sole member
---------------------------   of Semiconductor Components
John W. Marren                Industries, LLC, the sole
                              member of the registrant)**

** As Delaware limited liability companies, neither the registrant nor its sole member, Semiconductor Components Industries, LLC, has any directors.

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SCG (MALAYSIA SMP) HOLDING CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              President and Director             April 30, 2003
/s/ KEITH D. JACKSON          (Principal Executive Officer)
---------------------------   of the registrant
Keith D. Jackson

                              Senior Vice President, Chief       April 30, 2003
/s/ DONALD COLVIN             Financial Officer and
---------------------------   Treasurer (Principal Financial
Donald Colvin                 Officer and Principal
                              Accounting Officer) of the
                              registrant

                              Secretary and Director of the      April 30, 2003
/s/ GEORGE H. CAVE            registrant
---------------------------
George H. Cave

/s/ KWONG HANG LEUNG          Director of the registrant         April 30, 2003
---------------------------
Kwong Hang Leung

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SCG (CHINA) HOLDING CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                         TITLES                      DATE
         ---------                         ------                      ----
/s/ KEITH D. JACKSON          President and Director             April 30, 2003
---------------------------   (Principal Executive Officer) of
Keith D. Jackson              the registrant

/s/ DONALD COLVIN             Senior Vice President, Chief       April 30, 2003
---------------------------   Financial Officer and Treasurer
Donald Colvin                 (Principal Financial Officer and
                              Principal Accounting Officer) of
                              the registrant

/s/ GEORGE H. CAVE            Secretary and Director of the      April 30, 2003
---------------------------   registrant
George H. Cave

/s/ KWONG HANG LEUNG          Director of the registrant         April 30, 2003
---------------------------
Kwong Hang Leung

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SEMICONDUCTOR COMPONENTS INDUSTRIES PUERTO RICO, INC. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                      DATE
         ---------                        ------                      ----
                              President and Director             April 30, 2003
/s/ KEITH D. JACKSON          (Principal Executive Officer)
---------------------------   of the registrant
Keith D. Jackson
                              Senior Vice President, Chief       April 30, 2003
/s/ DONALD COLVIN             Financial Officer, Treasurer
---------------------------   and Director (Principal
Donald Colvin                 Financial Officer and
                              Principal Accounting Officer)
                              of the registrant

/s/ GEORGE H. CAVE            Secretary and Director of the      April 30, 2003
---------------------------   registrant
George H. Cave

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SCG (CZECH) HOLDING CORPORATION (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              President and Director             April 30, 2003
/s/ KEITH D. JACKSON          (Principal Executive Officer)
---------------------------   of the registrant
Keith D. Jackson
                              Senior Vice President, Chief       April 30, 2003
/s/ DONALD COLVIN             Financial Officer, Treasurer
---------------------------   and Director (Principal
Donald Colvin                 Financial Officer and
                              Principal Accounting Officer)
                              of the registrant

                              Secretary and Director of the      April 30, 2003
/s/ GEORGE H. CAVE            registrant
---------------------------
George H. Cave

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                      DATE
         ---------                        ------                      ----
                              President and Chief Executive      April 30, 2003
/s/ KEITH D. JACKSON          Officer (Principal Executive
---------------------------   Officer) of the registrant
Keith D. Jackson
                              Senior Vice President, Chief       April 30, 2003
/s/ DONALD COLVIN             Financial Officer, Treasurer
---------------------------   and Director (Principal
Donald Colvin                 Financial Officer and
                              Principal Accounting Officer)
                              of the registrant

                              Secretary and Director of the      April 30, 2003
/s/ JUDITH A. BOYLE           registrant
---------------------------
Judith A. Boyle

                                POWER OF ATTORNEY

            Each of the officers and/or directors of SEMICONDUCTOR COMPONENTS INDUSTRIES INTERNATIONAL OF RHODE ISLAND, INC. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-4 and any other applicable form prescribed by the SEC for the registration under said Act of the 12% Senior Secured Notes due 2010 (the "Notes") of ON Semiconductor Corporation and its wholly-owned subsidiary, Semiconductor Components Industries, LLC, in connection with the public offering of such Notes, hereby constitutes and appoints Keith D. Jackson, Donald Colvin and George H. Cave, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign such Registration Statement on Form S-4 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-4 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director and/or officer, as the case may be, of the, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until April 30, 2004.

         SIGNATURE                        TITLES                       DATE
         ---------                        ------                       ----
                              President and Chief Executive      April 30, 2003
/s/ KEITH D. JACKSON          Officer (Principal Executive
---------------------------   Officer) of the registrant
Keith D. Jackson

                              Senior Vice President, Chief       April 30, 2003
/s/ DONALD COLVIN             Financial Officer, Treasurer
---------------------------   and Director (Principal
Donald Colvin                 Financial Officer and
                              Principal Accounting Officer)
                              of the registrant

                              Vice President and Director of     April 30, 2003
/s/ GEORGE H. CAVE            the registrant
---------------------------
George H. Cave

           SIGNATURE                      TITLES                       DATE
           ---------                      ------                       ----
                              Secretary and Director of the      April 30, 2003
/s/ JUDITH A. BOYLE           registrant
---------------------------
Judith A. Boyle


                                        2